THE BENDER GROWTH FUND
                        Supplement dated February 1, 2001
                     to the Prospectus dated August 1, 2000



Effective September 1, 2000, American Data Services, Inc. assumed the responsibilities of Administrator, Fund Accountant and Transfer Agent of the Fund. Accordingly all references to Declaration Service Company on pages 11, 13, 14, 15 and back cover should now read:

                     The Bender Growth Fund
                     c/o American Data Services, Inc.
                     150 Motor Parkway
                     Hauppauge, NY 11788

The Wire Transfer Instructions on page 12 have been amended as follows:

To make an initial purchase of shares by wire transfer, you need to take the following steps:


1. Fill out and mail or fax (631-951-0573) the Account Application to the Transfer Agent;
2.        Call 1-800-723-8637 to inform us that a wire is being sent;
3.        Obtain an account number from the Transfer Agent; and
4.        Ask your bank to wire funds to the account of:

             Federal Reserve Bank of Kansas City, ABA#: 101000695
             For account number 9870984822
             For the Bender Growth Fund Class ___ (enter class)
             FBO A/C (enter fund account number)


At the Fund's Board of Directors meeting on August 18, 2000, Capital Research Brokerage Services, LLC was approved to serve as the Fund's Distributor and Principal Underwriter. Accordingly, the references to Declaration Distributors, Inc. on pages 9 and 15 should read:

                     Capital Research Brokerage Services, LLC
                     107 South Fair Oaks Avenue, #315
                     Pasadena, CA  91105